UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2021

SUGARMADE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23446	94-3008888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Royal Oaks Dr., Suite 108 Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 982-1628

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 15, 2021, Sugarmade, Inc. (the “Company”) filed with the Delaware Secretary of State a Certificate of Withdrawal of Certificate of Designation, Preferences, and Rights of Series A Convertible Preferred Stock (the “Series A Certificate of Withdrawal”) that had the effect of eliminating the Series A convertible preferred stock and returning the shares of preferred stock previously designated as Series A preferred stock to authorized preferred stock available for designation and issuance.

The foregoing description of the Series A Certificate of Withdrawal does not purport to be complete and is qualified in its entirety by reference to the Series A Certificate of Withdrawal, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Also on January 15, 2021, the Company filed with the Delaware Secretary of State a Certificate of Amendment to Certificate of Designation of Series B Senior Preferred Stock, Setting forth the Powers, Preferences, Rights, Qualifications, Limitations and Restrictions of Such Series of Preferred Stock (the “Series B Amendment”) that had the effect of reducing the number of shares designated as Series B senior preferred stock from 5,000,000 to 2,999,999.

The foregoing description of the Series B Amendment does not purport to be complete and is qualified in its entirety by reference to the Series B Amendment, a copy of which is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

On January 15, 2021, the Company also filed with the Delaware Secretary of State a Certificate of Designations of Preferences and Rights of Series C Preferred Stock (the “Series C Certificate”). The Series C Certificate designated a new series of preferred stock of the Company as Series C Preferred Stock with one share authorized for issuance. The share of Series C Preferred Stock has a number of votes equal to all of the other votes entitled to be cast on any matter by any other shares or securities of the Company plus one. The Series C Preferred Stock will vote together with the common stock.

The Series C Preferred Stock is not transferable without prior unanimous approval and consent of the Company’s Board of Directors. It is not convertible and is not entitled to receive any dividends. The Series C Preferred Stock is not entitled to receive any distribution of the Company’s assets or surplus funds upon a liquidation, merger or similar event.

The foregoing description of the Series C Certificate does not purport to be complete and is qualified in its entirety by reference to the Series C Certificate, a copy of which is filed as Exhibit 3.3 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Withdrawal of Certificate of Designation, Preferences, and Rights of Series A Convertible Preferred Stock filed with the Delaware Secretary of State on January 15, 2021.
3.2	Certificate of Amendment to Certificate of Designation of Series B Senior Preferred Stock, Setting forth the Powers, Preferences, Rights, Qualifications, Limitations and Restrictions of Such Series of Preferred Stock filed with the Delaware Secretary of State on January 15, 2021.
3.3	Certificate of Designations of Preferences and Rights of Series C Preferred Stock filed with the Delaware Secretary of State on January 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: January 22, 2021	By:	/s/ Jimmy Chan
	Name:	Jimmy Chan
	Title:	Chief Executive Officer and Chief Financial Officer